SECOND AMENDMENT TO CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (this "Amendment") is entered into as of December 31, 1997, among LANCER PARTNERSHIP, LTD., a Texas limited partnership ("Operating Subsidiary"), and LANCER DE MEXICO, S.A. de C.V.,
formerly known as NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a corporation organized under the laws of Mexico ("Mexico Subsidiary") (Operating Subsidiary and Mexico Subsidiary are hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"); LANCER CORPORATION, a Texas corporation ("Parent Company"); LAN-LEASING, INC., a Delaware corporation, ("Lan-Leasing"), LANCER CAPITAL CORPORATION, a Delaware corporation ("Lancer Capital") and LANCER INTERNATIONAL SALES, INC., a Texas corporation ("Lancer International")(Lan-Leasing, Lancer Capital, Lancer International and Operating Subsidiary, individually, a "Guarantor" and collectively, the "Guarantors"); and THE FROST NATIONAL BANK, a national banking association, individually and as agent for the Banks acting in the manner and to the extent provided in Article 8 (in such capacity, the "Agent"), NATIONSBANK, N.A., a national banking association, successor to THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, individually, and each of the lenders which becomes a party hereto as provided in Section 10.7 (individually, a "Bank" and collectively, the "Banks").


                                    Recitals

                  I. Borrowers, the Parent Company, the Agent and the other Banks have heretofore entered into the Credit Agreement dated as of July 15, 1996 (as amended, modified, restated and supplemented from time to time, the "Credit Agreement").

                  II. Borrower has requested that the Banks agree to increase their aggregate Revolving Commitments from $25,000,000 to $30,000,000 until July 15, 1998, and to modify certain of the negative covenants contained in Section
6.1 of the Credit Agreement.

                  III. The Banks are willing to agree to such requested change on the terms and conditions set forth in this Amendment.

                                   Agreements

         In consideration of the foregoing premises, the mutual agreements contained herein and other good and valuable consideration and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  A. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the respective meanings set forth in the Credit Agreement.

                  B. Amendments. The Credit Agreement is hereby amended as follows:

                           1. Extension of Increase in Revolving Commitments. To reflect the increase in the aggregate Revolving Commitments of all Banks from $25,000,000 to $30,000,000 until July 15, 1998, Annex A attached to the Credit Agreement is hereby amended and replaced with Annex A attached to this Amendment. All references in the Credit Agreement and other Loan Documents to the "Revolving Commitments" of the Banks shall thereafter refer to such revised amounts.

                           2. Renewal Revolving Notes. To evidence Revolving Loans made to Operating Subsidiary by each Bank up to the amount of such Bank's Revolving Commitment, as revised hereby, Operating Subsidiary shall execute and deliver to each Bank a Renewal Revolving
         Note in the form attached hereto as Exhibit A, payable to the order of such Bank and in a stated principal amount equal to such Bank's Revolving Commitment, as revised hereby. On the date hereof, Borrower shall execute and deliver to each Bank such a Renewal Revolving Note as a renewal, modification and increase of the existing Revolving Note issued to such Bank pursuant to the Credit Agreement. All references in the Credit Agreement and the other Loan Documents to the "Revolving Notes" of the Banks shall hereafter refer to the Renewal Revolving Notes executed and delivered pursuant to this Amendment, as further amended, modified, restated, supplemented, renewed, extended, increased, refinanced and/or replaced from time to time.

                           3. Change of Name. The definition of "Australian Subsidiary" in Annex A attached to the Credit Agreement is hereby amended to read in its entirety as follows:

                           "Australian Subsidiary" means Lancer Pacific Pty Ltd,
                  an Australian corporation, formerly known as Glenn Pleass Holdings Pty. Ltd.

                           4.  Section  6.1(b) is hereby  amended to read in its
entirety as follows:


                           (b) the ratio of (i) EBIT of the Companies determined
                  on a consolidated basis for the four-quarter period ending as of the end of any Fiscal Quarter to (ii) the interest expense of the Companies determined on a consolidated basis for the four-quarter period ending as of the end of any Fiscal Quarter, to be less than set out below opposite the period in which such Fiscal Quarter ends; provided, however, for each Fiscal Quarter in which an Acquisition is consummated, and each Fiscal Quarter ending prior thereto, the financial information necessary to determine the foregoing ratio shall be adjusted to reflect, on a pro forma basis, such Acquisition as if it had occurred as of the beginning of the first of such Fiscal Quarters included in the relevant four-quarter measurement period:

                  Fiscal Quarters Ended On or About                    Ratio

                  Closing Date through 9/30/97                      3.50 to 1.00
                  10/1/97 through 6/30/98                           3.00 to 1.00
                  7/1/98 through 7/15/01                            3.50 to 1.00

                           5.  Section  6.1(c) is hereby  amended to read in its
entirety as follows:

                           (c) the ratio of (i) EBIT of the US Companies determined on a consolidated basis (consolidated only as to the US Companies) for the four-quarter period ending as of the end of any Fiscal Quarter to (ii) the interest expense of the US Companies determined on a consolidated basis (consolidated only as to the US Companies) for the four-quarter period ending as of the end of any Fiscal Quarter, to be less than set out below opposite the period in which such Fiscal Quarter ends; provided, however, for each Fiscal Quarter in which an Acquisition involving a US Company is consummated, and each Fiscal Quarter ending prior thereto, the financial information necessary to determine the foregoing ratio shall be adjusted to reflect, on a pro forma basis, such Acquisition as if it had occurred as of the beginning of the first of such Fiscal Quarters included in the relevant four-quarter measurement period:

                  Fiscal Quarters Ended On or About                Ratio

                  Closing Date through 9/30/97                     2.25 to 1.00
                  10/1/97 through 6/30/98                          2.00 to 1.00
                  7/1/98 through 7/15/01                           2.25 to 1.00


                           6.  Section  6.1(g) is hereby  amended to read in its
entirety as follows:

                           (g) the ratio of (i) Total  Funded Debt as of the end
                  of any Fiscal Quarter to (ii) Consolidated EBITDA for the four-quarter period ending as of the end of such Fiscal Quarter, to be more than set out below opposite the period in which such Fiscal Quarter ends; provided, however, for each Fiscal Quarter in which an Acquisition is consummated, and each Fiscal Quarter ending prior thereto, the financial information necessary to determine Consolidated EBITDA shall be adjusted to reflect, on a pro forma basis, such Acquisition as if it had occurred as of the beginning of the first of such Fiscal Quarters included in the relevant four-quarter measurement period:

                           Fiscal Quarters Ended On or About          Ratio

                           Closing Date through 9/30/97            3.00 to 1.00
                           10/1/97 through 6/30/98                 3.25 to 1.00
                           7/1/98 through 6/30/99                  2.75 to 1.00
                           7/1/99 through 6/30/00                  2.50 to 1.00
                           7/1/00 through 7/15/01                  2.25 to 1.00
                  C. C. In order to induce the Agent and the Banks to enter into this Amendment, each Borrower hereby represents and warrants to the Agent and the Banks that, as of the date of this Amendment, (a) the representations and warranties set forth in the Credit Agreement and each other Loan Document are true and correct as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date),  (b) no Default or Event of Default has occurred and is  continuing,  and
(c) no event has occurred since the date of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement that has caused a Material Adverse Effect.

                  D. Each Borrower hereby acknowledges and agrees that no facts events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against any of the Banks, or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

                  E. Parent Company covenants and agrees that, as to the Parent Guaranty executed and delivered by Parent Company in favor of the Banks as part of the Loan Documents, (a) the Parent Guaranty is an unconditional guarantee of payment and performance and not of collection, (b) the Parent Guaranty represents the primary, absolute and unconditional obligation of Parent Company and (c) the Parent Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans and the indefeasible payment in full of the Obligations (as defined in the Parent Guaranty).

                  F. Each of the undersigned Guarantors covenants and agrees that, as to the Affiliate Guaranty executed and delivered by such Guarantor in favor of the Banks as part of the Loan Documents, (a) such Affiliate Guaranty is an unconditional guarantee of payment and performance and not of collection, (b) such Affiliate Guaranty represents the primary, absolute and unconditional obligation of such Guarantor, and (c) such Affiliate Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans and the indefeasible payment in full of the Obligations (as defined in each such Affiliate Guaranty).

                  G. As to the Stock Pledge Agreement executed and delivered by Parent Company in favor of the Banks as a part of the Loan Documents, Parent Company hereby ratifies and confirms the liens and security interests of the Banks in and to all collateral covered by the Stock Pledge Agreement as security for the prompt and full payment and performance of the obligations secured by the Stock Pledge Agreement. In furtherance of the foregoing, all liens and security interests of the Stock Pledge Agreement (which are hereby acknowledged to be valid and subsisting) are hereby carried forward, continued, extended, modified and renewed to secure the prompt and full payment and performance of the obligations secured by the Stock Pledge Agreement.

                  H. Each Loan Document is hereby amended and modified to the extent necessary to give full force and effect to the terms of this Amendment, and each such Loan Document shall hereafter be construed and interpreted after giving full force and effect to the terms of this Amendment. As amended, modified and supplemented pursuant to this Amendment, each Borrower, Parent Company and each Guarantor hereby ratify, confirm and restate each Loan Document and agrees that each such Loan Document to which it is a party shall continue in full force and effect. Each of the Loan Documents now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, or as further evidence of or in connection with the Credit Agreement, as amended hereby, are hereby amended to the extent necessary so that any reference in any such documents, instruments or agreements to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby.

                  I. In the event that any one or more of the provisions contained in this Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Amendment shall not be impaired in any way.

                  J. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

                  K. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

                  L. This Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that neither of the Borrowers nor any of their respective successors or assigns may, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

                  M. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

                  N.        This Amendment constitutes a Loan Document.

                  O. Upon execution of this Amendment by the Banks, each Borrower, Parent Company and each of the Guarantors shall deliver to the Agent, in form and substance satisfactory to the Agent, the certificates and documents described on Annex B.

                         [signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.


                              OPERATING SUBSIDIARY:

                            LANCER PARTNERSHIP, LTD.

                         By: LANCER CAPITAL CORPORATION


                             By: /s/ John P. Herbots
                              Name: John P. Herbots
                        Title: Vice President of Finance

                               MEXICO SUBSIDIARY:

                         LANCER DE MEXICO, S.A. de C.V.,
                      formerly known as NUEVA DISTRIBUIDORA
                             LANCERMEX, S.A. de C.V.


                             By: /s/ John P. Herbots
                              Name: John P. Herbots
                              Title: Vice President


                                 PARENT COMPANY:

                               LANCER CORPORATION


                             By: /s/ John P. Herbots
                              Name: John P. Herbots
                              Title: Vice President

                                   GUARANTORS:

                                LAN-LEASING, INC.


                             By: /s/ John P. Herbots
                              Name: John P. Herbots
                              Title: Vice President

                           LANCER CAPITAL CORPORATION


                             By: /s/ John P. Herbots
                              Name: John P. Herbots
                              Title: Vice President



                        LANCER INTERNATIONAL SALES, INC.


                             By: /s/ John P. Herbots
                              Name: John P. Herbots
                              Title: Vice President


                            LANCER PARTNERSHIP, LTD.

                         By: LANCER CAPITAL CORPORATION


                             By: /s/ John P. Herbots
                              Name: John P. Herbots
                              Title: Vice President



                                  AGENT/BANKS:

                            THE FROST NATIONAL BANK,
                          Individually and as the Agent


                             By: /s/ Beth M. Weakley
                              Name: Beth M. Weakley
                          Title: Senior Vice President


                       NATIONSBANK, N.A., successor to THE
                      BOATMEN'S NATIONAL BANK OF ST. LOUIS


                            By: /s/ Steven A. Linton
                             Name: Steven A. Linton
                         Title: Assistant Vice President

                                   Annex A-10

                                     ANNEX A



THE FROST NATIONAL BANK

1.        Domestic Lending Office:

         The Frost National Bank
         100 West Houston Street
         San Antonio, Texas   78205

2.        LIBOR Lending Office:

         The Frost National Bank
         100 West Houston Street
         San Antonio, Texas   78205

3.            Term A Commitment:$ 6,100,000

4.            Term B Commitment:$ 1,400,000

5.            Revolving Commitment:$ 12,500,000 (Closing Date through   /  /97)
                                   $ 15,000,000 (  /  /97 through 7/15/98)
                                   $ 12,500,000 (7/16/98 through 7/15/01)

6.            Acquisition Commitment:$ 5,000,000

7.            Total Commitment:$25,000,000

8.        Information for Notices:

         The Frost National Bank
         100 West Houston Street
         San Antonio, Texas   78205
         Attention:        Beth Weakley
         Phone:   (210) 220-5393
         Fax:              (210) 220-4626

                                     ANNEX A



NATIONSBANK, N.A., successor to
THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

9.        Domestic Lending Office:

         NationsBank, N.A.
         800 Market Street
         St. Louis, Missouri 63166

10.       LIBOR Lending Office:

         NationsBank, N.A.
         800 Market Street
         St. Louis, Missouri 63166

11.      Term A Commitment:$ 6,100,000

12.      Term B Commitment:$ 1,400,000

13.      Revolving Commitment:$ 12,500,000 (Closing Date through   /  /97)
                              $ 15,000,000 (  /  /97 through 7/15/98)
                              $ 12,500,000 (7/16/98 through 7/15/01)

14.      Acquisition Commitment:$ 5,000,000

15.      Total Commitment:$25,000,000

16.      Information for Notices:

         NationsBank, N.A.
         800 Market Street
         St. Louis, Missouri 63166
         Attention:        Steven A. Linton
         Phone:   (314) 466-7061
         Fax:              (314) 466-6499

                                     ANNEX A




Address for Operating Subsidiary:

         Lancer Partnership, Ltd.
         235 West Turbo
         San Antonio, Texas   78216
         Attention:        Chief Financial Officer
         Phone:            (210) 661-6964
         Fax:              (210) 666-2830


Address for Mexico Subsidiary:

         Lancer de Mexico, S.A. de C.V.
         c/o Lancer Corporation
         235 West Turbo
         San Antonio, Texas   78216
         Attention:        Chief Financial Officer
         Phone:            (210) 661-6964
         Fax:              (210) 666-2830


Address for Parent Company:

         Lancer Corporation
         235 West Turbo
         San Antonio, Texas   78216
         Attention:        Chief Financial Officer
         Phone:            (210) 661-6964
         Fax:              (210) 666-2830

                                   Annex B-11

                                     ANNEX B


                  17. Each Borrower, Parent Company and each Guarantor shall have provided to the Agent a certificate signed by the secretary of such corporation, which secretary's office and signature shall be confirmed by another officer of such corporation, dated as of the effective date of this Amendment attaching thereto or containing therein, and certifying as to the following: (i) corporate resolutions, as in effect and neither revoked nor rescinded, duly adopted by the board of directors of such corporation authorizing the execution, delivery and performance of this Amendment and all other documents, instruments and agreements in connection therewith (the "Amendment Documents") to which it is or will be a party, and the transactions contemplated thereby; and (ii) names, incumbency and specimen signatures of the officers of such corporation authorized to execute and deliver the Amendment Documents to which such corporation is a party.

                  18. Operating Subsidiary shall have executed and delivered to each Bank a Renewal Revolving Note in the form attached hereto as Exhibit A, payable to the order of such Bank and in a stated principal amount equal to such Bank's Revolving Commitment, as revised by this Amendment.

                  19. All other documents requested by the Agent in connection with this Amendment.